Preliminary Materials

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14C

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Amendment No. 1

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

CHECK THE APPROPRIATE BOX:

{X}

Preliminary Information Statement

{   }

Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

{   }

Definitive Information Statement

E. R. C. Energy Recovery Corporation

(Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (Check The Appropriate Box):

{X}

No fee required.

{  }

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

            1)         Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A  in aggregate cash to be received by Registrant (rule 240.0-11(c)(2)).

4)

Proposed maximum aggregate value of transaction: _______________________

5)

Total fee paid: _____________________

{  }

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:____

2)

Form, Schedule, or Registration Statement No.:___

3)

Filing Party:___

4)

Date Filed:___

E. R. C. Energy Recovery Corporation

101 First Street #493

Los Altos, California 94022

(650) 614-1720

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Notice of Action By Written Consent

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July ___, 2014

To all stockholders of E.R.C. Energy Recovery Corporation (the “Company”):

The attached Information Statement is being delivered to you pursuant to Regulation 14C of the Securities Exchange Act of 1934 (the “Exchange Act”).

Further, this Information Statement is circulated to advise the stockholders of an action already taken by a majority of stockholders in accordance with the requirements of Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14(f) thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the proposals described herein will not be effective until 20 days after the date of this Information Statement is distributed or made available via the Internet to the Company’s stockholders.  Therefore, this Information Statement is being made available to you for informational purposes only.

IMPORTANT NOTICE REGARDING THE INMTERNET AVAILABILITY OF THIS INFORMATION STATEMENT:

This Information Statement is available at http://www.goezcorporation.com/InformationStatement

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

The action to be effective twenty days after the mailing of this Information Statement is as follows:

(A)

the proposal to ratify the amendment to the Company’s Certificate of Incorporation to change the Company’s name from E.R. C. Energy Recovery Corporation to GO EZ Corporation; and

(B)

the proposal to ratify an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock (par value $0.001) from 100,000,000 shares to 800,000,000 shares (par value $0.0001) and to increase the authorized number of shares of the Company’s Preferred Stock (par value $0.001) from 10,000,000 shares to 100,000,000 shares (par value $0.0001).

The attached Information Statement (Schedule 14C DEF) will be published on http://www.goezcorporation.com/InformationStatement on or about July __, 2014 for all shareholders  of  E. R. C. Energy Recovery Corporation, a Delaware corporation (the “Company”) in connection with the above proposals and pursuant to Rule 14c-2 of the Exchange Act.  As the Record Date the Company had 1,368,200 shares of its Common Stock outstanding and no shares of its Preferred Stock outstanding.

The Information Statement also constitutes notice to the Company’s stockholders of the taking of corporate action by written consent of the stockholders, as required by Section 228(d) of the Delaware General Corporation Law.  I encourage you to read the Information Statement, including the exhibits thereto, thoroughly, but there is no action for you to take at this time.  On May 6, 2014, the Board of Directors of E.R.C. Energy Recovery Corporation approved and a stockholder holding 1,000,000 shares of our Common Stock (which represented 73.1% of our outstanding Common Stock) consented in writing to the action described below, which action will not, under the Federal securities laws, rules, and regulations, be effective until at least 20 days after the distribution of this Information Statement.  Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding voting equity stock of E.R.C. Energy Recovery Corporation and which is sufficient under the Delaware General Corporation Law and our By-Laws to approve the action. Accordingly, the action will not be submitted to the other stockholders of E.R.C. Energy Recovery Corporation for a vote and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated there under, including Regulation 14C.

By Order of the Board of Directors,

/s/ Abraham Dominguez Cinta

Abraham Dominguez Cinta

President, Chief Executive Officer

and a Director

Los Altos, California

July ___, 2014

E. R. C. Energy Recovery Corporation

101 First Street, #493

Los Altos, California 94022

(650) 614-1720

_______________________

INFORMATION STATEMENT

_______________________

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

_______________________

This Summary does not contain all the information that is important to you.

Pursuant to the Delaware General Corporation Law and the By-Laws of E.R.C. Energy Recovery Corporation, a vote by the holders of at least a majority of E. R. C. Energy Recovery Corporation’s outstanding Common Stock is required to effect the action described herein.  As of the record date,  E.R.C. Energy Recovery Corporation had 1,368,200 shares of its Common Stock outstanding (each with one vote per share). The consenting stockholders represent 1,000,000 shares of our Common Stock or 73.1% of the 1,368,200 shares of Common Stock outstanding.  Pursuant to Section 228 of the Delaware General Corporation Law, the consenting stockholders voted in favor of the actions described herein in a written consent, dated May 6, 2014.

The consenting stockholder’s name, affiliation with E. R. C. Energy Recovery Corporation, and its beneficial holdings are as follows:

Beneficial Holder

Amount and Nature of

And Name

Title of Class

Beneficially Ownership*

Percent

Evotech Capital, S.A.

Common Stock

1,000,000

           73.10%

P.O. Box 957

Tortola, B.V.I. 00000

The following proposals were adopted by the above persons holding 73.10% of the issued and outstanding Common Stock.  The proposals adopted were:

(A)

the proposal to approve the amendment to the Company’s Certificate of Incorporation to change the Company’s name from E.R.C. Energy Recovery Corporation to GO EZ Corporation;

(B)

the proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock (par value $0.001) from 100,000,000 shares to 800,000,000 shares (par value $0.0001) and to increase the authorized number of shares of the Company’s Preferred Stock (par value $0.001) from 10,000,000 shares to 100,000,000 shares (par value $0.0001).

THE COMPANY HAS NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT AND, IF GIVEN OR MADE, YOU MUST NOT RELY UPON SUCH INFORMATION OR REPRESENTATION AS HAVING BEEN AUTHORIZED BY US OR BY ANY OTHER PERSON.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and in accordance with the Exchange Act, the Company files reports, proxy statements, and other information with the U.S. Securities and Exchange Commission (the “Commission”).  You may inspect and copy the reports, proxy statements, and other information filed by us with the Commission at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and as well as the Commission’s Regional Offices. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission’s Web Site at (http://www.sec.gov).

SUMMARY

The following is a summary of certain information contained elsewhere in this Information Statement. Reference is made to, and this Summary is qualified in its entirety by the more detailed information contained in this Information Statement and the attached annexes.  Unless otherwise defined, capitalized terms used in this Summary have the meanings ascribed to them elsewhere in this Information Statement. You are urged to read this Information Statement and the Annexes in their entirety.

____________________________________________________________________________________

THE ACTION

TAKEN:

STOCKHOLDER VOTES WILL NOT BE SOLICITED.

The General Corporation Law of Delaware allowed the holders of a majority of the issued and outstanding capital stock voting rights to take the following actions. The actions were so approved: (A)  the proposal to approve the amendment to the Company’s Certificate of Incorporation to change the Company’s name from E.R.C. Energy Recovery Corporation to GO EZ Corporation; and (B) the proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock (par value $0.001) from 100,000,000 shares to 800,000,000 shares (par value $0.0001) and to increase the authorized number of shares of the Company’s Preferred Stock (par value $0.001) from 10,000,000 shares to 100,000,000 shares (par value $0.0001).

THE COMPANY

E.R.C. Energy Recovery Corporation.  Currently the Company has had no sales revenues, operations, or any materials assets. The Company seeks to acquire operating subsidiaries and/or begin operations in the future.  As of the date of this Information Statement, the Company has not completed any said merger or acquisition.  (See “Factors That May Affect Future Results.”) The Company does not intend to become a “private company” or take any efforts to “take the Company private.”

CHANGE OF THE

COMPANY’S NAME

The First Article of the Company’s Certificate of Incorporation states that “The name of this Corporation is E.R.C. Energy Recovery Corporation.” The Company’s Board of Directors believes that the name GO EZ Corporation is a suitable name for the Company. The proposal is to amend the First Article of the Company’s Certificate of Incorporation so that, as amended, it reads as follows: “FIRST: The name of the corporation is GO EZ Corporation.” The Company has no current plans or arrangements with respect to making any acquisition or with respect to entering any specific business.  The proposed change of the Company’s name was determined by the Company’s Board of Directors so as to better allow the Company to refocus the Company’s management on exploring new opportunities.

APPROVE AN INCREASE

IN THE AUTHORIZED

COMMON STOCK AND

PREFERRED STOCK

The Company seeks to increase the amount of authorized Common Stock from 100,000,000 shares of Common Stock (par value $0.001) to 800,000,000 shares of Common Stock (par value $0.0001). The Company believes that the increase from 100,000,000 to 800,000,000 and to increase the amount of authorized Preferred Stock from 10,000,000 shares of Preferred Stock (par value $0.001) to 100,000,000 shares of Preferred Stock (par value $0.0001) will allow the Company’s Board of Directors to issue additional shares of the Company’s Common Stock and Preferred Stock to effect acquisitions and otherwise consummate the purchase of a possible operating business. In that event, the issuance of additional common and preferred shares, if it occurs, will likely result in substantial additional dilution of the interests of existing stockholders. The reduction in the par value of our Common Stock and our Preferred Stock from $0.001 to $.0001 will also allow the Company’s Board of Directors greater flexibility in connection with any later issuance of the Company’s Common Stock, Preferred Stock, or both of them. To that extent, the interests of existing stockholders relative to their ownership interest in the Company could well be reduced to a small and insignificant fraction of their current ownership interest. In that event, the interests of the Company’s current stockholders will be significantly diluted. There can be no assurance that the Company will be successful in undertaking or consummating any said acquisition or purchase or if it does, that any such acquisition or purchase will create any benefit to existing stockholders.

Interests of Certain Persons

The following persons have been a director and/or officer of the corporation, or associate of such officer or director, since January 1, 2013, which is the beginning of the corporation’s last full fiscal year before the current corporate actions:

Name

Office Held

Interest in the Company

Abraham Dominguez Cinta

CEO, CFO, Secretary

since April 23, 2014

   0 shares

David C. Merrell

CEO until April 22, 2014;

Current director

   183,400 common shares

Michael Brown

CFO, Secretary and a

Director until April 22, 2014

    16,700 common shares

There are no nominees for election as a director of the Company.

Evotech Capital, S.A., a British Virgin Islands corporation, holds 1,000,000 common shares, representing 73.1% of all outstanding voting shares of the Common Stock of the Company. Abraham Cinta is Managing Director of Evotech Capital, S.A. and has some, though not exclusive, dispositive control over Evotech’s shares.

There are no other associates of any of the above-named directors of officers with any direct or indirect substantial interest, by securities holdings or otherwise, in the Company.

Security Ownership of Certain Beneficial Owners

The following table lists all persons known to us to be the beneficial owner of more than five percent of any class of our voting securities as of June 30, 2014:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common	Evotech Capital, S.A.	1,000,000[1]	73.1%
Stock	P.O. Box 957
	Tortola, B.V.I. 00000

Security Ownership of Management

The following table lists all securities ownership by our sole officer and two directors.

1   All shares are owned outright. Holder has no rights to acquire any shares. Holder has sole voting power and sole investment power.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common	Abraham Dominguez Cinta	0[1]	0%
Stock	Sole Officer (CEO, CFO, Secretary)
	and a director

Common	David C. Merrell	183,400[2]	13.4%
Stock	a director

Changes in Control

There are no arrangements, the operation of which may at a subsequent date result in a change in control of the registrant, nor, to the best of our knowledge, are there any pledges by any persons with respect to the securities of the Company.

Financial Statements

We hereby incorporate by reference to the Company’s 10-K report filed April 14, 2014 the following financial and financially-related information for the Company:

•

Financial Statements which are compliant with Rules 8-04 and 8-05 of Regulation S-K promulgated under the Securities Act of 1933, as amended;

•

Management’s Discussion and Analysis of Financial Condition and Results of Operation pursuant to Item 303 of Regulation S-K; and

•

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure pursuant to Item 304 of Regulation S-K.

We hereby incorporate by reference to the Company’s 10-Q report filed May 15, 2014 the following financial information about the Company:

•

Supplementary Financial Information (quarterly financial data), pursuant to Item 302 of Regulation S-K.

1   Mr. Cinta has no rights to acquire any shares. However, he is the Managing Director of Evotech Capital, S.A.,a British Virgin Islands corporation, which itself holds 1,000,000 shares (73.1%) of the Common Stock of the Company. Mr. Cinta does not have exclusive control, but does have influence over the disposition of shares and other investments held by Evotech.

2   All shares are owned outright, with none pledged. In addition, Mr. Merrell holds 92% interest in a three-year warrant with a cashless feature at an exercise price of $0.20 per share to acquire the greater of 13,682 shares of the Company’s common stock or the number of shares equal to 1% of the fully-diluted outstanding shares of the Company’s common stock during such three year period. Holder has sole voting power and sole investment power.

Shareholders’ Appraisal and Dissenters’ Rights

The shareholder appraisal and dissenter’s rights provisions of Section 262 of the Delaware General Corporation Law are not applicable to the matters disclosed in this Information Statement. Accordingly, there are no stockholder dissenters’ or appraisal rights in connection with any of the matters discussed in this Information Statement.

Procedure for Exchange of Stock Certificates

Beginning as of the Effective Date and currently scheduled to be July ___, 2014, each certificate representing the previous name and number of authorized shares and par value will be deemed for all corporate purposes to evidence ownership of a certificate bearing the new name, authorized shares and par value.

The corporation’s transfer agent, Jersey Stock Transfer, LLC, has and will continue to act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of shares bearing the old name and authorized capital stock, and not placed on account with a stockbroker, may, at their own expense, surrender to the transfer agent such old certificates in exchange for certificates bearing the new name and authorized shares and par value, beginning on the Effective Date.

No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder’s outstanding certificate(s) to the corporation’s transfer agent, Jersey Stock Transfer, LLC, 201 Bloomfield Avenue, Verona, NJ  973-239-2712, E-Mail: jerseytransfer@yahoo.com.

Shares of the corporation’s Common Stock which are held and on account with a stockbroker as of the Effective Date, will have such information updated automatically, with no action required from the holder.

Federal Income Tax Considerations

Neither the Company nor its stockholders should have recognized any gain or loss for federal income tax purposes as a result of this name change and increase of authorized capital stock. This conclusion is based on the provisions of the Internal Revenue Code of 1986 (the “Code”), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. Accordingly, you should consult with your tax advisor.

This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

Exhibits

•

Board Resolution for Name Change and Authorized Capital Stock Amendments to Certificate of Incorporation………………………………………………. Ex 99.1

•

Majority Shareholder Consent for Name Change and Authorized Capital Stock Amendments to Certificate of Incorporation …..…………………………Ex 99.2

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Copy of 2013 Annual Report on Form 10-K for the fiscal year ending December 31, 2013

…………………………………………………………………………….Ex 99.3

•

Copy of Proposed e-proxy mailing………………………………………..Ex 99.4

Proposals by Security Holders

The Company’s Stockholders will not have any opportunity to vote on any of the matters set forth in this Information Statement.

E-Information Statement and the 2014 Materials

Recent Securities and Exchange Commission rule changes provide new flexibility for public companies to distribute their annual information statement and annual report to shareholders.  Companies can now distribute these materials to shareholders by mailing a brief “Notice of Internet Availability” and posting the Information Statement on the Company’s Web site.  This new process informally called “e-proxy.” E.R. C. Energy Recovery Corporation is taking advantage of e-proxy to distribute its Information Statement and 2013 Annual Report.  Below are some questions and answers that we hope will help our shareholders understand how e-proxy works.

What’s the point of e-proxy?

E-Proxy is expected to deliver benefits for both shareholders and companies, including:

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leveraging the power of the Internet to make proxy materials easily accessible and encourage electronic voting,

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promoting sustainable business practices by reducing t5he consumption of paper, energy, and resources, and

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providing more choices for shareholders to access proxy information and vote, while preserving the ability to receive paper materials if they wish.

What will the “Notice of Internet Availability” look like?

It will come in two forms.  If you hold your shares through a bank or broker, you will get a document entitled “IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS FOR SHAREHOLDERS” from the Company.  If you are a registered shareholder, you will get a document entitled “NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT MATERIALS” from our stock transfer agent, Jersey Stock Transfer, LLC, 201 Bloomfield Avenue, Verona, NJ  973-239-2712, E-Mail: jerseytransfer@yahoo.com

In either case, the notice will contain:

■

a copy of this Notice;

■

a copy of the Company’s 2013 Annual Report on Form 10-K for the fiscal year ending

December 31, 2013 (the “2013 Annual Report”);

■

instructions on how to view the Information Statement Materials (which includes the 2013 Annual Report) online or request paper copies.

I prefer to read my Information Statement Materials on paper.  How do I get paper copies?

The Notice of Internet Availability will have instructions on how to request paper copies by phone, e-mil, or on the Internet. You will be sent the materials by First Class U.S. Mail within three business days of receipt of your request.  Once you request paper, you will continue to receive materials in paper form until you instruct us otherwise.  The online Information Statement Materials will also be in a format suitable for printing on your own printer.

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered.

You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Corporate Secretary, 101 First Street #493, Los Altos, CA USA 94022, (650) 614-1720.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors

/s/ Abraham Dominguez Cinta

Abraham Dominguez Cinta

President, Chief Executive Officer and a Director

Factors That May Affect Future Results

1.  Similar to New Company:  No Revenues from Operation; Risk of Loss.  The Company is similar to a new company in that it faces all of the risks inherent in undertaking any new business, coupled with the risks involved with a shell company. As a result, there is no information at this time upon which to base an assumption that its plans will either materialize or prove successful.  There can be no assurance that any of the Company's business activities will result in any operating revenues or profits.  Further, in the event that the Company acquires or enters any new business, the Company will likely incur investment banking fees, finders’ fees, and other costs which will likely result in the issuance of additional shares of the Company’s common stock.  This likely will result in significant additional dilution and costs that the Company will incur. In any of these transactions (should the Company enter into any such transaction), the Company will also likely need to secure the assistance of experienced advisors who will also likely seek payment of fees from the Company. As a result, the Company will likely continue to incur losses and investors who hold the Company’s stock will incur additional and significant dilution. Investors should be aware that they may lose all or substantially all of their investment.

2. No Full-Time Employees.  The Company has no full-time employees and management and its officers do not devote any significant time to the Company's proposed business affairs.  No officer or director currently receives a salary.  Due to the fact that no salaries are paid to officers of the Company and that members of management are engaged in activities outside the operation of the Company, the ability and speed for the Company to effect a merger or acquisition may be significantly impaired.

3. Reliance Upon Officers & Directors; Limited Time to Devote to Company Business.  The Company is dependent upon the personal efforts and abilities of its officers/directors, each of whom devotes only limited time to the affairs of the Company.

4. Limited Financial Resources And Need for Additional Financing.  The Company's financial resources are minimal or non-existent.  It is clear that the Company needs to obtain additional financing from the sale of the Company's Common Stock, Preferred Stock, Debt, or some combination thereof in order to undertake further business plans.  The Company's ability to operate as a going concern is contingent upon its receipt of additional financing through private placements or by loans.  The Company's business will likely require additional funds in the future.  There can be no assurance that if additional funds are required they will be available, or, if available, that they can be obtained on terms satisfactory to management.  In the event the Company elects to issue stock to raise additional capital, any rights or privileges attached to such stock may either (i) dilute the percentage of ownership of the already issued common shares or (ii) dilute the value of such shares.  No rights or privileges have been assigned to the stock and any such rights and privileges will be at the total discretion of the Board of Directors of the Company.  There can be no guarantee that the Company will be able to obtain additional financing, or if successful, that it will be able to do so on terms that are reasonable in light of current market conditions.

5. Limited Trading Market for Common Stock.  The Company's Common Stock is traded on a sporadic and very limited basis. At the present time, there is only a very limited public market for the Company's Common Stock, and there can be no assurance that a market will in fact develop.  Even if  a market ever does develop, it may not be sustained.

6. Lack of Revenues And Development Stage Company.  The Company faces all of the risks inherent in a new business.  There is no information at this time upon which to base an assumption that its plans will either materialize or prove successful.  There can be no assurance that any of the Company's business activities will result in any operating revenues or profits.  Investors should be aware that they may lose all or substantially all of their investment.

7. Lack of Dividends. The company has not paid dividends and does not contemplate paying dividends in the foreseeable future.

8. Competition. The Company is an insignificant participant among firms which engage in business combinations with, or financing of, development stage enterprises.  There are many established management and financial consulting companies and venture capital firms which have significantly greater financial and personnel resources, technical expertise and experience than the Company.  In view of the Company's limited financial resources and management availability, the Company will continue to be at significant competitive disadvantage vis-a-vis the Company's competitors.

9. Regulation & Taxes. The Investment Company Act of 1940 defines an "investment company" as an issuer which is or holds itself out as being engaged primarily in the business of investing, reinvesting or trading of securities.  While the Company does not intend to engage in such activities, the Company could become subject to regulation under the Investment Company Act of 1940 in the event the Company obtains or continues to hold a minority interest in a number of development stage enterprises.  The Company could be expected to incur significant registration and compliance costs if required to register under the Investment Company Act of 1940.  Accordingly, management will continue to review the Company's activities from time to time with a view toward reducing the likelihood the Company could be classified as an "investment company."  The Company intends to structure a merger or acquisition in such manner as to minimize Federal and State tax consequences to the Company and to any target company.

10. Risks of Low Priced Stocks.  Limited and sporadic trading for the Company's Common Stock currently exists in the over-the-counter market in the so-called "pink sheets."  Consequently, a shareholder may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the Company's securities.  In the absence of a security being quoted on NASDAQ, or the Company having $2,000,000 in net tangible assets, trading in the Common Stock is covered by Rule 3a51-1 promulgated under the Securities Exchange Act of 1934 for non-NASDAQ and non-exchange listed securities.  Under such rule, broker/dealers who recommend such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or an annual income exceeding $200,000 or $300,000 jointly with their spouse) must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale.

Securities are also exempt from this rule if the market price is at least $5.00 per share, or for warrants, if the warrants have an exercise price of at least $5.00 per share.  The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure related to the market for penny stocks and for trades in any stock defined as a penny stock.  The Commission has recently adopted regulations under such Act which define a penny stock to be any NASDAQ or non-NASDAQ equity security that has a market price or exercise price of less than $5.00 per share and allow for the enforcement against violators of the proposed rules.

In addition, unless exempt, the rules require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule prepared by the Commission explaining important concepts involving the penny stock market, the nature of such market, terms used in such market, the broker/dealer's duties to the customer, a toll-free telephone number for inquiries about the broker/dealer's disciplinary history, and the customer's rights and remedies in case of fraud or abuse in the sale.

Disclosure also must be made about commissions payable to both the broker/dealer and the registered representative, current quotations for the securities, and if the broker/dealer is the sole market-maker, the broker/dealer must disclose this fact and its control over the market.

Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.  While many NASDAQ stocks are covered by the proposed definition of penny stock, transactions in NASDAQ stock are exempt from all but the sole market-maker provision for (i) issuers who have $2,000,000 in tangible assets ($5,000,000 if the issuer has not been in continuous operation for three years), (ii) transactions in which the customer is an institutional accredited investor and (iii) transactions that are not recommended by the broker/dealer.  In addition, transactions in a NASDAQ security directly with the NASDAQ market-maker for such securities, are subject only to the sole market-maker disclosure, and the disclosure with regard to commissions to be paid to the broker/dealer and the registered representatives.

Finally, all NASDAQ securities are exempt if NASDAQ raised its requirements for continued listing so that any issuer with less then $2,000,000 in net tangible assets or stockholder's equity would be subject to delisting. These criteria are more stringent than the proposed increased in NASDAQ's maintenance requirements. The Company's securities are subject to the above rules on penny stocks and the market liquidity for the Company's securities could be severely affected by limiting the ability of broker/dealers to sell the Company's securities.

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